Templeton Global
Income Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Global Income Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the eighth annual report of the Templeton Global Income Fund, which covers the fiscal year ended August 31, 1995.

As the 12 months under review progressed, it became increasingly evident that global economic growth was slowing significantly. After increasing at an annualized rate of 5.1% in the fourth quarter of 1994, U.S. Gross Domestic Product (GDP) fell to just 2.7% in the first quarter of 1995 and further to 1.1% in the second quarter.* Concerned that the economy was slowing more than expected, the Federal Reserve Board lowered short-term interest rates in July.

In Japan, economic growth was essentially flat, as GDP increased at an annualized rate of only 0.3% for the first quarter of 1995, due to the strong yen and sluggish consumer spending.** The government implemented a plan to stimulate consumer spending, but Japan's strong


*  Source:  U.S. Commerce Dept.
** Source: Japanese Ministry of International Trade and Industry currency and weak banking system appear to have prevented a resurgence of business activity. We believe that government financing is likely to increase in an effort to fund this new economic plan, thus keeping some upward pressure on Japanese interest rates.

During the reporting period, the German economy was adversely affected by the strong Deutschemark and lower profit margins on foreign trade. At the same time, the strong currency alleviated pressure on wholesale prices, which helped keep inflation relatively low. In response, the Bundesbank eased monetary policy early in 1995 and again in August.

Within this environment, global bond yields generally rose in the first two months of the fiscal year, but then declined until about the end of June. However, a surprising reversal took place when 30-year U.S. Treasury bond yields actually rose following the U.S. Federal Reserve's easing of monetary policy in early July. This stemmed from U.S. economic reports showing some recovery from weak second-quarter growth, which led many investors to believe that the lull in business activity would be shorter than previously expected. Other bond markets followed the U.S. trend, with prices declining at the begin-

--------------------------------------------------------------------------------

Templeton Global Income Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

            Europe                        34.7%
            Asia                           5.5%
            Canada                         8.2%
            Latin America                  9.7%
            United States                 28.4%
            Australia & New Zealand       13.5%

ning of the fiscal year, then rising for about seven months, before declining again in July and early August.

Over the course of the fiscal year, we increased our U.S. exposure, from 11.3% of total net assets on August 31, 1994, to 28.4% on August 31, 1995, because we believed the U.S. economy was approaching the later stages of its business cycle and could benefit from possible interest-rate declines. We reduced our European exposure from 41.0% to 34.7% of total net assets, in the belief that economic strength there, particularly in Germany, was likely to result in tighter monetary policies and higher interest rates. At the same time, we reduced our Australian and New Zealand positions, from 20.7% to 13.5%, because of stronger economic growth and the possibility of higher interest rates in these markets. Our current 8.2% position in Canada is unchanged from last year's 8.2% asset allocation. However, about half of the position has been hedged into U.S. dollars in light of Canadian federal budget concerns and to help offset some of the volatility associated with the provincial elections in Quebec, which are focused on a destabilizing secessionist movement. In addition, we lengthened the average maturity of the Fund's portfolio from 6.5 years on August 31, 1994 to 7.4 years on August 31, 1995.

Credit quality remains an important factor in selecting our investments. The Fund's portfolio consists primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judge to be of equal quality. At the end of the fiscal year, about 71% of the securities in the Fund's portfolio were rated AA or higher, 16% were rated A or BBB, and 11% were rated below investment grade. The lower-

--------------------------------------------------------------------------------

Templeton Global
Income Fund

Portfolio Breakdown on 8/31/95
Based on Total Net Assets

--------------------------------------------------------------------------------
Government Bonds                                                           85.4%
--------------------------------------------------------------------------------
Corporate Bonds                                                             8.4%
--------------------------------------------------------------------------------
Common Stocks                                                               0.8%
--------------------------------------------------------------------------------
Preferred Stocks                                                            0.3%
--------------------------------------------------------------------------------
Short-Term Obligations &
Other Net Assets                                                            5.1%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 7 of this report.


rated bonds represented obligations of Venezuela, Argentina, Brazil, Mexico, Columbia, Russia, and Hungary. Approximately 2% of the Fund's portfolio was held in other net assets.

Looking forward, we believe that 1995's moderate growth and stable inflationary environment may persist into 1996, which should be a positive influence on interest rates. Monthly indicators of U.S. inflation continue to show that price pressures are well-contained. In our opinion, the Federal Reserve may therefore have reason to lower short-term interest rates again, which could also reverse the latest upward move in longer-term rates. Consumer prices are increasing moderately in other industrialized countries, but compared with past business cycles, this upward movement remains subdued. As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors. Developing markets involve heightened risks related to these same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd., to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Global Income Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Neil S. Devlin

Neil S. Devlin
Portfolio Manager
Templeton Global Income Fund, Inc.

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Global Income Fund produced a total return of 8.80% for the one-year period ended August 31, 1995. Based on the change in actual net asset value (in contrast to market price), total return was 11.30% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received income dividends totaling
63.5 cents ($0.635) per share. The Fund's closing price per share on the New York Stock Exchange (NYSE) decreased from $6.81 on August 31, 1994 to $6.75 on August 31, 1995, and the Fund's net asset value per share increased from $7.89 to $8.00 during the same period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund.

--------------------------------------------------------------------------------

Templeton Global Income Fund

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                      Since
                                                                      Inception
                                     One-Year         Five-Year       (03/17/88)
Based on change
in net asset value                    11.30%           50.25%           75.92%

Based on change
in market price                        8.80%           41.55%           39.80%

*Cumulative total return calculations assume reinvestment of all distributions at net asset value or at market price in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

Templeton Global Income Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                        YEAR ENDED AUGUST 31
                          ----------------------------------------------------
                            1995     1994*       1993        1992       1991
                          --------  --------  ----------  ----------  --------
Net asset value,
 beginning of year        $   7.89  $   8.57  $     8.86  $     8.48  $   8.51
                          --------  --------  ----------  ----------  --------
Income from investment
 operations:
 Net investment income         .64       .67         .79         .84       .86
 Net realized and
  unrealized gain (loss)       .11      (.75)       (.36)        .38       .06
                          --------  --------  ----------  ----------  --------
Total from investment
 operations                    .75      (.08)        .43        1.22       .92
                          --------  --------  ----------  ----------  --------
Distributions:
 Dividends from net
  investment income           (.64)     (.06)       (.64)       (.84)     (.86)
 Distributions from net
  realized gains                --      (.12)       (.06)         --      (.09)
 Tax basis return of
  capital                       --      (.42)       (.02)         --        --
                          --------  --------  ----------  ----------  --------
Total distributions           (.64)     (.60)       (.72)       (.84)     (.95)
                          --------  --------  ----------  ----------  --------
Change in net asset
 value                         .11      (.68)       (.29)        .38      (.03)
                          --------  --------  ----------  ----------  --------
Net asset value, end of
 year                     $   8.00  $   7.89  $     8.57  $     8.86  $   8.48
                          ========  ========  ==========  ==========  ========
TOTAL RETURN
Based on market value
 per share                   8.80%   (7.64)%     (7.07)%      21.30%    24.96%
Based on net asset value
 per share                  11.30%    (.15)%       5.34%      14.90%    11.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                    $964,013  $949,850  $1,032,770  $1,055,456  $991,042
Ratio of expenses to
 average net assets           .78%      .79%        .79%        .81%      .82%
Ratio of net investment
 income to average net
 assets                      8.19%     8.17%       9.40%       9.68%    10.12%
Portfolio turnover rate    104.37%   138.34%     264.61%     189.94%   257.11%

*BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Income Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                      VALUE

-------------------------------------------------------------------------------
 BONDS--CORPORATE: 8.4%
-------------------------------------------------------------------------------
      3,500,000  U.S. AXA SA, 8.50%, 10/01/98, 144a               $   2,852,500
      4,250,000  U.S. Bombril SA, 8.00%, 8/26/98                      3,644,375
     10,000,000       British Petroleum Co. PLC, 10.875%,
                 Can. 8/01/01                                         8,300,130
      5,750,000  U.S. Companhia Suzano Papel, 10.25%, 10/06/01        5,405,000
      5,174,662  U.S. Electricidad de Caracas, FRN, 9/30/03           2,276,851
      4,750,000       Empresa Colombiana de Petroleos, 7.25%,
                 U.S. 7/08/98                                         4,678,750
      7,700,000  U.S. Essar Gujarat Ltd., 8.40%, 7/15/99, 144a        7,661,500
      2,500,000       Henderson Capital International Ltd.,
                 U.S. 4.25%, 10/27/96                                 2,525,000
      2,000,000       Hidroelectrica Alicura SA, 8.375%,
                 U.S. 3/15/99, 144a                                   1,745,000
      4,750,000       Klabin Fabricadora de Papel Celulose SA,
                 U.S. 11.00%, 4/15/98,144a                            4,779,688
     10,700,000  Aus. News America Holdings, 8.625%, 02/07/14         6,593,874
      4,000,000  U.S. Petroliam Nasional Bhd., 6.875%, 7/01/03        4,003,760
      5,000,000  U.S. Pohang Iron & Steel, 6.625%, 7/01/03            4,868,600
      5,000,000  U.S. Quantas Airways Ltd., 7.50%, 6/30/03            5,032,650
      8,000,000       Telecom Argentina Stet-France SA, 8.375%,
                 U.S. 10/18/00, 144a                                  7,160,000
      3,000,000  U.S. Telecom Brasileiras, 10.375%, 9/09/97           3,015,000
      7,500,000       Telefonica de Argentina SA, 8.375%,
                 U.S. 10/01/00, 144a                                  6,675,000
                                                                  -------------
 TOTAL BONDS CORPORATE (cost $87,817,977)                            81,217,678
-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 85.4%
-------------------------------------------------------------------------------
      9,000,000       Bank Foreign Economic Affairs Russia,
                 Ger. 7.50%, 9/27/96                                  6,069,482
      3,000,000  U.S. Bocon Previsionales II, FRN, 4/01/01            2,388,000
     23,790,000  Ger. Deutsche Bundespost, 7.75%, 10/01/04           17,051,661
     14,300,000  Aus. Eurofima, 9.875%, 1/17/07                      10,963,538
     36,900,000       Federal Republic Germany, Bundeschatweis,
                 Ger. 6.875%, 12/02/98                               26,222,125
     17,260,000       Federal Republic Germany, Bundesobl 110,
                 Ger. 5.375%, 2/22/99                                11,776,305
     20,480,000       Federal Republic of Germany, Bundes,
                 Ger. 8.00%, 1/21/02                                 15,093,537
     58,680,000       Federal Republic of Germany, Unity,
                 Ger. 8.75%, 8/20/01                                 44,829,441
                      Government of Denmark:
     49,000,000  Den.  9.00%, 11/15/98                                9,138,925
    100,150,000  Den.  8.00%, 5/15/03                                17,711,847
                      Government of France:
    108,156,000   Fr.  8.50%, 3/28/00                                23,051,799
    101,936,000   Fr.  9.50%, 1/25/01                                22,652,893
                      Government of Italy:
 39,500,000,000  Itl.  12.00%, 10/01/95                              24,129,672
  9,500,000,000  Itl.  12.00%, 1/01/96                                5,844,265
 13,990,000,000  Itl.  12.00%, 1/01/97                                8,710,629
 20,750,000,000  Itl.  12.00%, 1/20/98                               13,006,462
 12,860,000,000  Itl.  FRN, 8/01/99                                   7,958,776

Templeton Global Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                      VALUE


-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
-------------------------------------------------------------------------------
                       Government of New Zealand:
     15,255,000   N.Z.  6.50%, 2/15/00                             $  9,332,112
        145,000   N.Z.  10.00%, 3/15/02                                 102,990
     13,950,000   N.Z.  8.00%, 4/15/04                                9,109,559
  3,342,000,000    Sp. Government of Spain, 11.90%, 7/15/96          27,006,595
     26,330,000        International Bank Recon/Dev., 7.125%,
                  Ger. 4/12/05                                       18,193,348
     94,078,000   Den. Kingdom of Denmark, 8.00%, 11/15/01           16,902,247
     10,000,000   U.S. Korea Development Bank, 7.90%, 2/01/02        10,519,000
      2,500,000        Nacional Financiera SNC, 10.625%,
                  U.S. 11/22/01                                       2,387,500
     10,000,000   U.S. National Bank of Hungary, 7.95%, 11/01/03      8,875,000
                       New South Wales Treasury Corp:
     10,100,000   Aus.  12.00%, 12/01/01, 144a                        8,754,176
     18,900,000   Aus.  7.00%, 4/01/04                               12,438,029
                       NHA Manulife:
      4,108,715   Can. #96405089, 9.125%, 6/01/02                     3,146,766
      2,240,238   Can. #96405378, 9.25%, 8/01/02                      1,709,772
      5,043,361   Can. #96405386, 9.25%, 8/01/02                      3,842,720
      5,000,000        Philippines Development Bank, 8.00%,
                  U.S. 7/22/98                                        5,062,500
     77,000,000   Can. Providence of Ontario, 7.75%, 12/08/03        55,710,668
      8,000,000        Province of British Columbia, 10.60%,
                  Can. 9/05/20                                        7,199,553
     10,000,000   Aus. Province of Quebec, 9.50%, 10/02/02            7,415,676
     46,700,000   Aus. Queensland Treasury Corp., 8.00%, 5/14/03     33,130,284
     18,300,000   U.S. Republic of Argentina, 8.375%, 12/20/03       13,725,000
      4,000,000   U.S. Republic of Venezuela, 9.00%, 5/27/96          3,940,000
                       Thailand Military Bank:
    100,000,000  Thai.  8.50%, 9/22/95                                3,979,250
    125,000,000  Thai.  7.50%, 10/02/95                               4,973,065
     58,000,000  Thai.  11.00%, 6/05/96                               2,312,362
     90,000,000  Thai.  11.125%, 6/03/96                              3,591,381
     57,000,000        Treasury Corp. of Victoria, 8.25%,
                  Aus. 10/15/03                                      41,014,499
                       U.S. Treasury Bonds:
     21,030,000   U.S.  10.75%, 5/15/03                              26,681,813
      5,425,000   U.S.  6.25%, 8/15/23                                5,079,156
     43,429,000   U.S.  7.625%, 2/15/25                              48,389,460
                       U.S. Treasury Notes:
         10,000   U.S.  5.125%, 4/30/98                                   9,803
     16,800,000   U.S.  9.125%, 5/15/99                              18,493,104
     19,265,000   U.S.  8.00%, 8/15/99                               20,589,469
      6,048,000   U.S.  5.75%, 8/15/03                                5,842,912
     11,500,000   U.S.  7.25%, 5/15/04                               12,195,405
     17,950,000   U.S.  11.625%, 11/15/04                            24,451,311

Templeton Global Income Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                     VALUE


------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
------------------------------------------------------------------------------
     51,980,000   U.S.  6.50% 05/15/05                            $ 52,638,067
     21,000,000        United Mexican States, 11.1875%, FRN,
                  U.S. 7/20/97, 144a                                21,446,250
     14,500,000        Venezuela Front Load Interest Reduction
                  U.S. Bond, 6.00%, 3/31/07                          7,322,500
                                                                  ------------
 TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost
  $869,804,459)                                                    824,112,659
------------------------------------------------------------------------------
    NUMBER OF
    SHARES**

------------------------------------------------------------------------------
 COMMON STOCKS: 0.8% (cost $8,477,149)
------------------------------------------------------------------------------
        355,000   U.S. American Health Properties Inc.               7,721,250
------------------------------------------------------------------------------
 PREFERRED STOCKS: 0.3%
------------------------------------------------------------------------------
         91,500    Sp. Santander Finance Ltd., B, pfd.               2,150,250
         35,500        American Health Properties Psychiatric
                  U.S. Group, pfd.                                     576,875
                                                                  ------------
 TOTAL PREFERRED STOCK (cost $2,856,541)                             2,727,125
------------------------------------------------------------------------------
  PRINCIPAL IN
 LOCAL CURRENCY*
------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 2.6%
------------------------------------------------------------------------------
    100,000,000  Thai. Bangkok Bank, 11.50%, 5/16/96                 4,002,418
     11,660,000        Federal Home Loan Mortgage Corp., 5.64%,
                  U.S. 9/25/95                                      11,615,809
      2,135,000        Federal National Mortgage Assn., 5.69%,
                  U.S. 9/14/95                                       2,130,645
      7,140,000        U.S. Treasury Bills, 5.33% to 5.43% with
                  U.S. maturities to 10/26/95                        7,098,966
                                                                  ------------
 TOTAL SHORT TERM OBLIGATIONS (cost $24,891,138)                    24,847,838
------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 97.5% (cost $993,847,264)                      940,626,550
 UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.1%                   157,167
 OTHER ASSETS, LESS LIABILITIES: 2.4%                               23,229,038
                                                                  ------------
 TOTAL NET ASSETS: 100.0%                                         $964,012,755
                                                                  ============

 *CURRENCY OF COUNTRIES INDICATED.
**COUNTRY OF ORIGIN.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Income Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $993,847,264)                         $  940,626,550
 Cash                                                            32,656
 Receivables for investment securities sold                   2,127,502
 Interest and dividends receivable                           24,230,007
 Unrealized gains in forward exchange contracts (Note 6)      2,339,434
                                                         --------------
   Total assets                                             969,356,149
                                                         --------------
Liabilities:
 Payable for investment securities purchased                  2,130,276
 Unrealized loss in forward exchange contracts (Note 6)       2,182,267
 Accrued expenses                                             1,030,851
                                                         --------------
   Total liabilities                                          5,343,394
                                                         --------------
Net assets, at value                                     $  964,012,755
                                                         ==============
Net assets consist of:
 Net unrealized depreciation                             $  (53,276,277)
 Accumulated net realized loss                              (35,069,913)
 Net capital paid in on shares of capital stock           1,052,358,945
                                                         --------------
Net assets, at value                                     $  964,012,755
                                                         ==============
Shares outstanding                                          120,453,400
                                                         ==============
Net asset value per share
 ($964,012,755 / 120,453,400 )                           $         8.00
                                                         ==============

                   SEE NOTES TO FINANCIAL STATEMENTS.
STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $1,008,802 foreign taxes withheld)
 Interest                                             $83,488,426
 Dividends                                                997,556
                                                      -----------
  Total income                                                     $84,485,982
Expenses:
 Management fees (Note 3)                               4,810,494
 Administrative fees (Note 3)                           1,217,096
 Transfer agent fees                                      169,000
 Custodian fees                                           323,500
 Reports to shareholders                                  599,000
 Audit fees                                                34,000
 Legal fees (Note 3)                                        1,000
 Registration and filing fees                             100,500
 Directors' fees and expenses                              47,000
 Other                                                     24,262
                                                      -----------
  Total expenses                                                     7,325,852
                                                                   -----------
   Net investment income                                            77,160,130
Realized and unrealized gain (loss):
 Net realized loss on:
  Investments                                         (20,188,925)
  Foreign currency transaction                        (14,394,811)
                                                      -----------
                                                      (34,583,736)
                                                      -----------
Net unrealized appreciation (depreciation) on:
 Investments                                           54,014,562
 Foreign currency
  translation of other assets and liabilities          (5,940,434)
                                                      -----------
                                                       48,074,128
                                                      -----------
  Net realized and unrealized gain                                  13,490,392
                                                                   -----------
Net increase in net assets resulting from operations               $90,650,522
                                                                   ===========

Templeton Global Income Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                   1995          1994
                                               ------------  -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $ 77,160,130  $  81,133,045
  Net realized loss on investment and foreign
   currency transactions                        (34,583,736)   (36,392,426)
  Net unrealized appreciation (depreciation)     48,074,128    (55,388,766)
                                               ------------  -------------
   Net increase (decrease) in net assets
    resulting from operations                    90,650,522    (10,648,147)
 Distributions to shareholders:
  From net investment income                    (76,487,909)    (7,105,618)
  From net realized gain                                 --    (14,852,074)
  Tax basis return of capital                            --    (50,314,348)
                                               ------------  -------------
   Net increase (decrease) in net assets         14,162,613    (82,920,187)
Net assets:
 Beginning of year                              949,850,142  1,032,770,329
                                               ------------  -------------
 End of year                                   $964,012,755  $ 949,850,142
                                               ============  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Income Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund), is registered under the Invest-ment Company Act of 1940 as a non-diversified, closed-end management investment company. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities, including options, listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as deter-mined by management and approved in good faith by the Board of Directors.

b. Foreign Exchange Contracts:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i)Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii)Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

c. Indexed Securities:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

d. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Templeton Global Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

e. Futures contracts:

The Fund enters into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures on a weekly basis as appreciation or depreciation in the contracts occurs.

f. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

g. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of August 31, 1995, there were 200,000,000 shares capital stock authorized ($0.01 par value). During the years ended August 31, 1995 and 1994 there were no capital share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays TGII monthly a fee of 0.15% per annum on the first $200 million of the Fund's aver-age daily net assets, 0.135% of the next $500 million, and 0.10% per annum of average net assets in excess of $700 million.

An officer of the Fund is a partner of Dechert Price & Roads, legal counsel for the Fund, which firm received fees of $1,000 for the year ended August 31, 1995.

Templeton Global Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $873,872,207 and $880,524,120, respec-tively. The cost of securities for federal income tax purposes is $993,881,284. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $  4,919,862
      Unrealized depreciation       (58,174,596)
                                   ------------
      Net unrealized depreciation  $(53,254,734)
                                   ============

5. TAX LOSS CARRYOVERS

At August 31, 1995 the Fund had tax basis capital losses of $19,800,000 which may be carried over to offset future capital gains. Such losses expire in 2003. In addition, as required by the tax rules, the Fund has deferred currency losses occuring subsequent to October 31, 1994 of $14,400,000 to the year end-ing August 31, 1996.

6. FINANCIAL INSTRUMENTS

During the year ended August 31, 1995, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio trans-actions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their con-tracts, future movement in currency values and interest rates and contract po-sitions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1995, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the dif-ference between the forward exchange rates at the reporting date and the for-ward exchange rates at the date of entry into the contract:

    Contracts to sell:
       27,675,000 Canadian Dollars for 20,311,927 U.S. dollars,
        September 11, 1995                                        $  (296,003)
       55,510,000 Canadian Dollars for 40,828,185 U.S. dollars,
        September 22, 1995                                           (501,288)
       47,052,000 Deutschemarks for 31,564,542 U.S. dollars,
        September 28, 1995                                           (526,199)
       95,536,000 Deutschemarks for 64,299,367 U.S. dollars,
        September 28, 1995                                           (858,777)
                                                                  -----------
                                                                   (2,182,267)
       Net unrealized gain from offsetting forward exchange
        contracts                                                   2,339,434
                                                                  -----------
       Net unrealized gain in forward exchange contracts          $   157,167
                                                                  ===========

Templeton Global Income Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

7. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                    NET INCREASE
                                                             NET GAIN (LOSS)         (DECREASE)
                                                            ON INVESTMENT AND      IN NET ASSETS
                           INVESTMENT      NET INVESTMENT    FOREIGN CURRENCY      RESULTING FROM
                             INCOME            INCOME          TRANSACTIONS          OPERATIONS
                        ----------------- ----------------- -------------------  -------------------
                                     PER               PER                 PER                  PER
                           TOTAL    SHARE    TOTAL    SHARE    TOTAL      SHARE     TOTAL      SHARE
                        ----------- ----- ----------- ----- ------------  -----  ------------  -----
1995
For the quarter ended:
November 30, 1994       $22,053,820 $.18  $20,263,289 $.17  $(13,328,875) $(.11) $  6,934,414  $ .06
February 28, 1995        20,615,164  .17   18,773,883  .16   (10,605,466)  (.09)    8,168,417    .07
May 31, 1995             21,031,187  .18   19,109,215  .16    37,642,288    .31    56,751,503    .47
August 31, 1995          20,785,811  .17   19,013,743  .15      (217,555)   --     18,796,188    .15
                        ----------- ----  ----------- ----  ------------  -----  ------------  -----
                        $84,485,982 $.70  $77,160,130 $.64  $ 13,490,392  $ .11  $ 90,650,522  $ .75
                        =========== ====  =========== ====  ============  =====  ============  =====
1994
For the quarter ended:
November 30, 1993       $23,389,720 $.19  $21,422,063 $.18  $(24,147,294) $(.20) $ (2,725,231) $(.02)
February 28, 1994        20,883,430  .18   18,905,623  .15     3,114,837    .03    22,020,460    .18
May 31, 1994             22,868,559  .19   20,189,012  .17   (63,721,705)  (.53)  (43,532,693)  (.36)
August 31, 1994          21,814,152  .18   20,616,347  .17    (7,027,030)  (.05)   13,589,317    .12
                        ----------- ----  ----------- ----  ------------  -----  ------------  -----
                        $88,955,861 $.74  $81,133,045 $.67  $(91,781,192) $(.75) $(10,648,147) $(.08)
                        =========== ====  =========== ====  ============  =====  ============  =====

Templeton Global Income Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Income Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the respon-sibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Global Income Fund, Inc. as of August 31, 1995, the results of its oper-ations, the changes in its net assets and the financial highlights for the pe-riods indicated, in conformity with generally accepted accounting principles.


                                                /s/ Mc Gladrey & Pullen, LLP



New York, New York
September 29, 1995

Templeton Global Income Fund, Inc.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: .To participate in the Plan, contact Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, for a Plan brochure and enrollment information. .As a participant, all divi-dends and capital gains distributions will be reinvested in shares of the Fund.
 .Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valua-tion date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on div-idends or distributions. .The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions.
 .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.


SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Global Income Fund shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TemplGlob." The Fund's New York Stock Exchange trading symbol is GIM. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value or copies of reports, call 1-800-292-9293.

For information about dividends and shareholder accounts, call 1-800-526-0801.

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON GLOBAL
 INCOME FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------


                                                                 TLGIM A95 10/95
[LOGO OF RECYCLED PAPER APPEARS HERE]

TEMPLETON
GLOBAL
INCOME
FUND, INC.

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]